EXHIBIT 4.1

METROPCS COMMUNICATIONS, INC.
THE ISSUER IS AUTHORIZED BY ITS CERTIFICATE OF INCORPORATION TO ISSUE SHARES OF MORE THAN ONE CLASS, THE ISSUER WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, ON WRITTEN REQUEST, A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES WHICH THE ISSUER IS AUTHORIZED TO ISSUE AND, IN ADDITION, SUCH A STATEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE ISSUER’S STATE OF INCORPORATION.
     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian

TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right		under Uniform Gifts to Minors
		of survivorship and not as tenants		Act
		in common			(State)
Additional abbreviations may also be used though not in the above list.
     For value received,                                                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRIWT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of the common stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution.
Dated

Signature

Signature

NOTICE:	THE SIGNATURE TO THIS ASSIGNMEMT MUST CORRESPOND WITH THE NAME 0FTHE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.